COLUMBIA FUNDS SERIES TRUST I

Supplement dated March 1, 2010

to the Prospectuses and Statement of Additional Information

each dated March 1, 2010

Columbia Intermediate Municipal Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

(Each, a “Fund,” and together, the “Funds”)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of the Advisor that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Under the Investment Company Act of 1940, as amended, the Closing will cause each Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, each Fund’s Board of Trustees has approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly-owned subsidiary of Ameriprise, covering each Fund. The new investment management services agreement with RiverSource will be submitted to the shareholders of each Fund for their approval at a joint special meeting of shareholders that has been scheduled for March 3, 2010.

Shareholders should retain this Supplement for future reference.

INT-47/34418-0310